Exhibit 10.2

COLLATERAL AGREEMENT

AGREEMENT dated as of October 11, 2007 (this “Agreement”) among SYNUTRA INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), SYNUTRA, INC., an Illinois corporation (the “Pledged Stock Issuer”) and ABN AMRO BANK N.V., as Collateral Agent (the “Collateral Agent”) and Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, ABN AMRO Bank N.V. as Administrative Agent and Collateral Agent, ABN AMRO Bank N.V. as Arranger and the Lenders party thereto (the “Lenders”) are parties to a Loan Agreement of even date herewith (as the same may be amended from time to time, the “Loan Agreement”) providing for credit extensions to and on behalf of the Borrower; and

WHEREAS, in order to induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Loan Agreement, the Borrower has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure the Borrower’s obligations under the Loan Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

(a) Terms Defined in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined herein shall have, as used herein, the respective meanings provided for therein.

(b) Additional Definitions. The following additional terms, as used herein, have the following meanings:

“Acceleration Default” means an Event of Default which either (i) results in acceleration of the maturity of some or all of the Obligations or (ii) arises from a failure to pay the principal amount of some or all of the Obligations at final maturity.

“Collateral” has the meaning assigned to such term in Section 3(a).

“Default” and “Event of Default” have the meanings assigned such terms under the Loan Agreement and, for purposes of this Agreement only, Event of Default shall also include any payment defaults by the Pledged Stock Issuer or the Borrower arising under any other Loan Document.

“Pledged Stock” means (i) the 10,000 shares of common stock of the Pledged Stock Issuer owned by the Borrower as of the date hereof and (ii) any other capital stock required to be pledged to the Collateral Agent pursuant to Section 3(b).

“Pledged Stock Issuer” has the meaning specified in the introductory paragraph hereto.

“Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral.

“Secured Obligations” means the obligations secured under this Agreement including (i) the Obligations, (ii) any note issued pursuant to any of the Loan Documents and (iii) any renewals or extensions of any of the foregoing.

“Security Interests” means the security interests in the Collateral granted hereunder securing the Secured Obligations.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the Security Interests on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Unless otherwise defined herein or in the Loan Agreement, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect on the date hereof shall have the meanings therein stated.

(c) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, and (v) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2. Representations and Warranties. The Borrower represents and warrants as follows:

(a) Title to Pledged Stock. The Borrower owns all of the Pledged Stock, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is not subject to options to purchase, claims or similar rights of any Person. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of the Lenders, the Collateral Agent, the Administrative Agent or any present or future holder of any of the Pledged Stock with respect thereto.

(b) Pledged Stock. As of the date hereof, the Pledged Stock represents 100.0% of the issued and outstanding common stock of the Pledged Stock Issuer.

(c) Validity, Perfection and Priority of Security Interests. Upon delivery of the certificates representing the Pledged Stock to the Collateral Agent or its designee in accordance with Section 4 hereof, the Collateral Agent will have a valid and perfected security interest in the Collateral subject to no prior Lien. Except as set forth in Section 5, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Borrower nor any of its Subsidiaries has performed or will perform any acts which could prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

(d) UCC Filing Locations. The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(e) Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement has been duly authorized by all necessary corporate action on its part, and does not and will not contravene the terms of its Organization Documents. The execution, delivery and performance by the Borrower of this Agreement does not and will not (a) conflict with or result in any breach or contravention of, or the creation of any Lien (other than those contemplated hereby) under (i) any Contractual Obligation to which the Borrower is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject or (b) violate any Law applicable to the Borrower, this Agreement or any of the transactions contemplated hereby.

(f) Governmental Authorization; Other Consents. Except as set forth in Section 5, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or the Collateral of this Agreement or any other Loan Document.

(g) Binding Effect. This Agreement has been duly executed and delivered by the Borrower. The Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

Section 3. The Security Interests. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Borrower and the Pledged Stock Issuer hereunder:

(a) The Borrower hereby assigns and pledges to and with the Collateral Agent for the benefit of the Administrative Agent and the Lenders and grants to the Collateral Agent for the benefit of the Administrative Agent and the Lenders a security interest in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing (the “Collateral”). On or prior to the first Credit Extension, the Borrower shall have delivered the certificate representing the Pledged Stock in pledge hereunder.

(b) In the event that the Pledged Stock Issuer at any time issues any additional or substitute shares of capital stock of any class to the Borrower, the Borrower will immediately (i) pledge and deposit with the Collateral Agent certificates, if any, representing such shares as additional security for the Secured Obligations and (ii) take all other steps required to grant or maintain, as applicable, a first priority security interest in such shares to the Collateral Agent for the benefit of the Administrative Agent and the Lenders. All such shares constitute Pledged Stock and are subject to all provisions of this Agreement.

(c) The Security Interests are granted as security only and shall not subject the Administrative Agent, the Collateral Agent or the Lenders to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

Section 4. Delivery of Pledged Stock. All certificates representing Pledged Stock delivered to the Collateral Agent or its designee by the Borrower pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

Section 5. Further Assurances. (a) The Borrower agrees that it will, at its expense and in such manner and form as the Collateral Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Collateral Agent to execute and file, in the name of the Borrower or otherwise, financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent in its reasonable discretion may deem necessary or appropriate to further perfect the Security Interests.

(b) The Borrower agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Collateral Agent not less than 30 days’ prior notice thereof (or such shorter period consented to by the Collateral Agent in its sole discretion).

Section 6. Record Ownership of Pledged Stock. The Collateral Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Collateral Agent or its nominee. The Borrower will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Borrower and the Collateral Agent will promptly give to the Borrower copies of any notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee.

Section 7. Right to Receive Distributions on Collateral. The Collateral Agent shall have the right to receive and, during the continuance of any Default, to retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Borrower shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends and other payments and distributions which are received by the Borrower shall be received in trust for the benefit of the Collateral Agent, the Administrative Agent and the Lenders and, if the Collateral Agent so directs during the continuance of a Default, shall be segregated from other funds of the Borrower and shall, forthwith upon demand by the Collateral Agent during the continuance of a Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Collateral Agent’s right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Collateral Agent shall pay over to the Borrower any such Collateral retained by it during the continuance of a Default.

Section 8. Right to Vote Pledged Stock. Unless an Acceleration Default shall have occurred and be continuing, the Borrower shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Collateral Agent shall, upon receiving a written request from the Borrower accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to the Borrower or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent.

If an Acceleration Default shall have occurred and be continuing, the Collateral Agent shall have the right to the extent permitted by law and the Borrower shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

Section 9. General Authority. The Borrower hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Collateral Agent, the Administrative Agent, the Lenders or otherwise, for the sole use and benefit of the Collateral Agent, the Administrative Agent and the Lenders, but at the expense of the Borrower, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

(a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

(b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

(d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent (x) shall not sell or otherwise dispose of the Pledged Stock unless an Acceleration Default has occurred and is continuing and (y) shall give the Borrower at least ten days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

Section 10. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Administrative Agent and the Lenders all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, but only if an Acceleration Default has occurred and is continuing, sell the Collateral or any part thereof at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Administrative Agent or any of the Lenders may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (B) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the United States Securities Act of 1933, as amended, and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. The Borrower will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

Section 11. Expenses. Each of the Borrower and the Pledged Stock Issuer jointly and severally agrees that it will forthwith upon demand pay to the Collateral Agent:

(a) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

(b) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (iv) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at the rate equal to the Default Rate and shall be treated as additional Secured Obligations hereunder.

Section 12. Limitation on Duty of Collateral Agent in Respect of Collateral; Indemnity. (a) Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith. In no event shall the Collateral Agent be liable to the Borrower or the Pledged Stock Issuer or any other party to this Agreement for any consequential (being loss of business, goodwill, opportunity or profit) or punitive loss or damages, even if advised of the possibility of such loss or damage.

(b) Each of the Borrower and the Pledged Stock Issuer agrees to be jointly and severally responsible for and will indemnify each of the Collateral Agent, any predecessor Collateral Agent and their agents, employees, officers and directors for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or willful misconduct on its part arising out of or in connection with the acceptance or administration of this Agreement and its duties under this Agreement, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Agreement.

(c) This Section 12 shall survive the termination of the Security Interests and the release of the Collateral.

Section 13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

first, to pay the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent, the Administrative Agent or the Lenders are to be reimbursed pursuant to Section 10.04 of the Loan Agreement or Section 11 hereof and unpaid fees owing to the Collateral Agent, the Administrative Agent or the Lenders under any Loan Document;

second, to pay ratably all interest (including Post-Petition Interest, to the fullest extent permitted by applicable Law) on the Secured Obligations, until payment in full of all such interest shall have been made;

third, to pay the unpaid principal of the Secured Obligations, until payment in full of the principal of the Secured Obligations shall have been made;

fourth, to pay all other Secured Obligations, until payment in full of all such other Secured Obligations shall have been made; and

finally, to payment to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

Section 14. Concerning the Collateral Agent. The provisions of Article 7 of the Loan Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Loan Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

(a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Administrative Agent or, in the absence of such instructions, in accordance with its discretion.

(b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower.

Section 15. Appointment of Co-Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-collateral agent or co-collateral agents, jointly with the Collateral Agent, or to act as separate collateral agent or collateral agents on behalf of the Administrative Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-collateral agent or separate collateral agent similar to the provisions of Section 14 hereof).

Section 16. Termination of Security Interests; Release of Collateral. Upon the repayment in full of all Secured Obligations and the termination of all lending commitments under the Loan Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Administrative Agent. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

Section 17. Acknowledgment by the Pledged Stock Issuer, Stop Transfer Instructions. The Pledged Stock Issuer hereby acknowledges the Security Interests in the Pledged Stock. The Pledged Stock Issuer agrees to effect or recognize any transfer of the Pledged Stock only if and to the extent such transfer is made in accordance with the provisions of this Agreement. The Pledged Stock Issuer and the Borrower shall refrain from effecting any proposed transfer of Pledged Stock without the prior written consent of the Collateral Agent.

Section 18. Notices. All notices hereunder shall be (a) in the case of the Borrower; in writing (including by facsimile transmission) and mailed, faxed or delivered to the address, facsimile number or electronic mail address specified for notices to the Borrower on Schedule A hereto, (b) in the case of the Pledged Stock Issuer; in writing (including by facsimile transmission) and mailed, faxed or delivered to the address, facsimile number or electronic mail address specified for notices to the Pledged Stock Issuer on Schedule A hereto, (c) in the case of the Collateral Agent; in writing (including by facsimile transmission) and mailed, faxed or delivered to the address, facsimile number or electronic mail address specified for notices to Collateral Agent on Schedule A hereto and (d) in the case of any other party, given in accordance with Section 10.02 of the Loan Agreement.

Section 19. Waivers, Non-exclusive Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

Section 20. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent, the Administrative Agent and the Lenders and their successors and assigns (if any), and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Borrower and its successors and assigns.

Section 21. Amendments and Waivers. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Borrower and the Collateral Agent with the consent of the Administrative Agent.

Section 22. New York Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 23. Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT SHALL BE CONCLUSIVE AND BINDING UPON IT AND WILL BE GIVEN EFFECT IN ANY OTHER JURISDICTION TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND MAY BE ENFORCED IN ANY COURT TO THE JURISDICTION OF WHICH SUCH PARTY IS OR MAY BE SUBJECT BY A SUIT UPON SUCH JUDGMENT, PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON IT IN ONE OF THE MANNERS SPECIFIED HEREIN OR AS OTHERWISE PERMITTED BY LAW.

Section 24. Waiver of Right to Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 25. Process Agent.

Without prejudice to any other mode of service allowed under any relevant Law, each of the Borrower and the Pledged Stock Issuer:

(a) irrevocably shall have appointed, on or prior to the first Credit Extension, CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011 as its agent for service of process in relation to any proceedings before the courts of the State of New York sitting in the Borough of Manhattan, New York City or of the United States for the Southern District of such State in connection with this Agreement; and

(b) agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.

Section 26. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent, the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SYNUTRA INTERNATIONAL, INC.

By:	/s/ Liang Zhang
Name: Liang Zhang
Title: Chief Executive Officer

SYNUTRA, INC.

By:	/s/ Liang Zhang
Name: Liang Zhang
Title: Chairman

ABN AMRO BANK N.V., as Collateral Agent and Administrative Agent

By:	/s/ Yong Peck Yuen
Name: Yong Peck Yuen
Title: Senior Vice President

By:	/s/ Irene Ng
Name: Irene Ng
Title: Assistant Manager

− Collateral Agreement Signature Page −

Schedule A

NOTICE ADDRESSES

BORROWER:

Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850
United States
Attn: Weiguo Zhang
Facsimile: +1-301-987-2346
E-mail: wzhang@synutra.com

PLEDGED STOCK ISSUER:

Synutra, Inc.
9784 Athletic Way
Gaithersburg, MD 20878
United States
Attn: Weiguo Zhang
Facsimile: +1-301-987-2346
E-mail: wzhang@synutra.com

COLLATERAL AGENT:

ABN AMRO Bank N.V.
One Raffles Quay
Level 26, South Tower
Singapore 048583
Attention: Yong Peck Yuen / Irene Ng
Telephone: +65-6518-8225 / 7342
Facsimile: +65-6518-6012 / 6035
E-Mail: peck.yuen.yong@sg.abnamro.com; irene.ng@sg.abnamro.com